SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 7, 2001


                              Wells Financial Corp.
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             (Exact name of Registrant as specified in its Charter)




        Minnesota                     0-25342              41-1799504
 ----------------------------     --------------   ----------------------------
 (State or other jurisdiction     (SEC File No.)   (IRS Employer Identification
   of incorporation)                                       Number)


53 First Street, S.W., Wells, Minnesota                     56097
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:     (507) 553-3151
                                                        --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
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         A copy of a press  release  issued  December 7, 2001 by the  Registrant announcing the Registrant's management succession plan to fill the position being vacated by retiring President, CEO and Chairman Lawrence H. Kruse is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated December 7, 2001.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Wells Financial Corp.


Date:    December 12, 2001              By:/s/James D. Moll
                                           -------------------------------------
                                           James D. Moll
                                           Treasurer and Principal
                                           Financial and Accounting Officer
                                           (Duly Authorised Representative)